Exhibit 10.5

Execution Version

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 1, 2023 (this “Amendment”), is made by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings), each of the other Credit Parties party hereto, each of the financial institutions party hereto as “Lenders” and TRUIST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of April 6, 2021 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement and Other Credit Documents, dated as of October 19, 2022, and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as more particularly set forth herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the effectiveness and the terms and conditions of this Amendment, including, without limitation, those set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Aircraft Security Agreement” shall mean each relevant FAA Aircraft Security Agreement and each Local Law Aircraft Security Agreement.

“Collateral Agreement (Intercompany Note)” shall mean that certain that certain Collateral Agreement dated as of March 1, 2023 executed by the Borrower in favor of the Administrative Agent.

“FAA Aircraft Security Agreement” shall mean an Aircraft Security Agreement governed by New York law granted by a Credit Party in connection with this Agreement in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent.

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

“IDERA” means an irrevocable de-registration and export request authorization in the form annexed to the Protocol or such other form as may be required by the applicable Aviation Authority.

“Local Law Aircraft Security Agreement” shall mean an Aircraft Security Agreement governed by the law of the State of Registration of a Qualified Aircraft granted by a Credit Party in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent.

“Permitted Jurisdiction” shall mean any jurisdiction that is not the target of country-wide or territory-wide Sanctions.

“Registration” shall mean the registration of an Aircraft with the Aviation Authority in the relevant State of Registration.

“State of Registration” means, with respect to any Aircraft, the jurisdiction under the laws of which such Aircraft is registered.

(b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Aviation Authority” set forth in such section in its entirety and inserting the following in lieu thereof:

“Aviation Authority” shall mean, with respect to any Aircraft or Engine, the FAA or, if the State of Registration of such Aircraft or Engine ceases to be the United States of America, the authority and/or Governmental Authority which, under the laws of the State of Registration, from time to time (i) has control or supervision of civil aviation, or (ii) has jurisdiction over registration, airworthiness or operation of such Aircraft or Engine or other matters relating to civil aviation in the State of Registration under applicable law.

(c) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Change in Control” set forth in such section to delete the phrase “Change of Control” where it appears therein and insert “Change in Control” in lieu thereof.

(d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Collateral Pool” set forth in such section in its entirety and inserting the following in lieu thereof:

“Collateral Pool” shall consist of each Qualified Aircraft admitted to the Collateral Pool pursuant to Section 8.10 (a), (b) or (g); provided that an Aircraft shall be excluded from the determination of the Collateral Pool (a) at any time such Aircraft ceases to be a Qualified Aircraft or (b) if the Administrative Agent shall cease to hold a valid, perfected and first priority Lien in such Aircraft. For the avoidance of doubt, and notwithstanding anything to the contrary in any Credit Document, (i) any Engine not installed on an Aircraft shall be deemed to be excluded from the Collateral Pool for all purposes hereunder and (ii) Aircraft owned by the Borrower that are part of the “Collateral Pool” under (and as defined in) the IrishCo Credit Agreement may not be included in the Collateral Pool hereunder. .

(e) Section 1.1 of the Credit Agreement is hereby further amended by deleting clause (iii) of the proviso contained in the definition of “Consolidated Net Income” set forth in such section in its entirety and replacing such clause (iii) with the following:

(iii) the income statement effect of ASC 830 foreign currency matters.

(f) Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Credit Documents” set forth in such section:

For the avoidance of doubt, the IrishCo Credit Documents shall not constitute Credit Documents.

(g) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “ERISA Affiliate” set forth in such section to delete the phrase “the Borrower” where it appears therein and insert “Holdings” in lieu thereof.

(h) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “ERISA Event” set forth in such section to delete the phrase “the Borrower” in each place it appears therein and insert “Holdings” in lieu thereof in each such place.

(i) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “IrishCo Credit Agreement” set forth in such section in its entirety and inserting the following in lieu thereof:

“IrishCo Credit Agreement” shall mean that certain Credit Agreement dated as of March 1, 2023, by and among IrishCo, Holdings, the Borrower, Truist Bank, as administrative agent, and the financial institutions party thereto as lenders.

(j) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Limited Condition Transaction” set forth in such section to delete the use of the term “Holding” where it appears therein and insert “Holdings” in lieu thereof.

(k) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Multiemployer Plan” set forth in such section to delete the phrase “the Borrower” in each place it appears therein and insert “Holdings” in lieu thereof in each such place.

(l) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Negative Pledge” set forth in such section to delete the parenthetical contained therein and insert the following parenthetical in lieu thereof:

(other than any Credit Document or any IrishCo Credit Document)

(m) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Non U.S. Plan” set forth in such section to delete the phrase “the Borrower” in each place it appears therein and insert “Holdings” in lieu thereof in each such place.

(n) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Plan” set forth in such section to delete the phrase “the Borrower” in each place it appears therein and insert “Holdings” in lieu thereof in each such place.

(o) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Qualified Aircraft” to (x) add “other” before “applicable Aviation Authority” in clause (c), (y) add “or other applicable Aviation Authority” after the first reference to “FAA” in clause (d) and (z) add “or other applicable Aviation Authority” after reference to “FAA” in clause (e).

(p) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Sanctioned Country” set forth in such section in its entirety and inserting the following in lieu thereof:

“Sanctioned Country” shall mean, at any time, a country, region or territory which is itself the subject or target of any Sanctions (as of the Closing Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Kherson and Zaporizhzhia Regions of Ukraine, Cuba, Iran, North Korea and Syria).

(q) Section 1.1 of the Credit Agreement is hereby further amended by deleting the references to “Her Majesty’s Treasury” contained in the definitions of “Sanctioned Person” and “Sanctions” and inserting “His Majesty’s Treasury in lieu thereof.

(r) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Security Documents” set forth in such section to (i) insert the phrase “, the Collateral Agreement (Intercompany Note)” after the phrase “the Guarantee and Collateral Agreement”, (ii) delete the phrase “security agreements filed with the FAA” and substitute the phrase “Aircraft Security Agreements and any IDERA” in lieu thereof and (iii) insert the following new sentence at the end of such definition:

For the avoidance of doubt, the Security Documents shall not include any IrishCo Credit Document.

(s) Section 1.2(d) of the Credit Agreement is hereby amended by deleting the reference to “the Borrower” contained therein and inserting “Holdings and its Subsidiaries” in lieu thereof.

(t) Section 2.8(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new section in lieu thereof:

“(d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan and each Index Rate Loan, quarterly in arrears on the second Business Day immediately following March 31, June 30, September 30 and December 31 of each year, commencing on April 4, 2023, (ii) in respect of each Adjusted Term SOFR Loan, on the last day of each Interest Period applicable thereto and (iii) in respect of each Loan (x) other than a Revolving Loan that is an Base Rate Loan, on any prepayment, conversion or continuation (on the amount so prepaid, converted or continued) and (y) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.”

(u) Section 2.9(a)(v) of the Credit Agreement is hereby amended by replacing each use of the term “Revolving Commitment Termination Date” with the term “Revolving Facility Final Maturity Date”.

(v) Section 7.11 of the Credit Agreement is hereby amended by inserting the phrase “or IFRS (as the case may be)” after the word “GAAP”.

(w) Section 7.12 of the Credit Agreement is hereby amended by replacing each use of the phrase “the Borrower” with “Holdings” and each use of the phrase “the Borrower’s” with “Holdings”.

(x) Section 7.13(b) of the Credit Agreement is hereby amended by inserting the following phrase at the end of such section immediately before the period: “, other than prohibitions or restrictions under the IrishCo Credit Agreement”.

(y) Section 7.21 of the Credit Agreement is hereby amended by inserting the following phrase at the end of such section immediately before the period: “, other than prohibitions or restrictions under the IrishCo Credit Agreement”.

(z) Section 8.4 of the Credit Agreement is hereby amended by inserting the phrase “or IFRS (as the case may be)” at the end of such section immediately before the period.

(aa) Section 8.10(b) is hereby amended by deleting such section in its entirety and replacing such section with the following:

(b) If after the Closing Date the Borrower desires to (or is required to pursuant to Section 9.14) include additional Aircraft into the Collateral Pool, the Borrower shall provide the Administrative Agent with prior written notice thereof, which such notice shall (1) reasonably identify such Aircraft and its intended State of Registration and (2) include a certification that such Aircraft is a Qualified Aircraft. No Aircraft shall be admitted into the Collateral Pool until the Borrower shall have delivered, or caused to be delivered, each of the following, in form and substance satisfactory to the Administrative Agent:

(i)	With respect to Aircraft with the United States as its State of Registration:

(1)

a supplement or amendment to the Guarantee and Collateral Agreement and other Security Documents as the Administrative Agent reasonably requests (including, without limitation, Aircraft Security Agreements to be filed with the FAA in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Aircraft);

(2)

a legal opinion from FAA counsel to the applicable Credit Party, as applicable, with respect to such Aircraft, in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders; and

(3)

take all actions reasonably requested by the Administrative Agent to grant to the Administrative Agent, for the benefit of the Lenders, a perfected security interest in such property having the priority required to be a Qualified Aircraft, including, (x) the filing of Uniform Commercial Code financing statements in such jurisdictions as the Administrative Agent may require, (y) registrations made with the “International Registry” (as defined under the Cape Town Convention) with respect to the airframe of such Aircraft and its Engines and (z) the filing of one or more security agreements and other documents with the FAA.

(ii)	With respect to Aircraft with Ireland as its State of Registration:

(1)	a supplement or amendment to the Guarantee and Collateral Agreement and other Security Documents as the Administrative Agent reasonably requests;

(2)

a legal opinion from counsel to the applicable Credit Party, as applicable, with respect to such Aircraft, in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders;

(3)

take all actions reasonably requested by the Administrative Agent to grant to the Administrative Agent, for the benefit of the Lenders, a perfected security interest in such property having the priority required to be a Qualified Aircraft, including (x) registrations made with the “International Registry” (as defined under the Cape Town Convention) with respect to the airframe of such Aircraft and its Engines and (y) if required by applicable law at such time and by the applicable Aviation Authority, the filing of notice of any Aircraft Security Agreement at the Aviation Authority in the form then prescribed by the Aviation Authority; and

(4)

where such Aircraft is registered in the name of the lessee, then at the reasonable request of the Administrative Agent, the Borrower shall use commercially reasonable efforts to cause the lessee of such Aircraft to execute and deliver to the applicable Aviation Authority, an IDERA in duplicate with respect to such Aircraft, in the form prescribed by such Aviation Authority naming the Administrative Agent as the beneficiary of such IDERA.

(iii) With respect to Aircraft with any jurisdiction other than the United States or Ireland (the “Applicable Foreign Jurisdiction”) as its State of Registration:

(1)

a supplement or amendment to the Guarantee and Collateral Agreement and other Security Documents as the Administrative Agent reasonably requests (including, without limitation, the Schedules attached thereto);

(2)

if the Cape Town Convention has “entered into force” in such Applicable Foreign Jurisdiction, (a) registrations with the “International Registry” (as defined under the Cape Town Convention) with respect to the airframe and engine of such Aircraft and (b) a legal opinion from counsel to the applicable Credit Party in connection with the registration and filings in the “International Registry” (as defined under the Cape Town Convention) with respect to such Aircraft, in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders;

(3)

where such Aircraft is registered in the name of the lessee, then at the reasonable request of the Administrative Agent, the applicable Credit Party shall use commercially reasonable efforts to cause the lessee of such Aircraft to execute and deliver to the applicable Aviation Authority an IDERA with respect to such Aircraft in the form prescribed by the Aviation Authority naming the Administrative Agent as the beneficiary of such IDERA; provided, however, the execution, delivery and filing of an IDERA shall only be required in the event it is reasonably necessary to enforce the Administrative Agent’s Lien with respect to such Aircraft in the Applicable Foreign Jurisdiction (as determined based on the advice of local counsel retained by the Administrative Agent in such Applicable Foreign Jurisdiction); and

(4)

(x) a Local Law Aircraft Security Agreement, (y) the Requisite Filings (as defined herein) and (z) a legal opinion from counsel to the applicable Credit Party in connection with the enforceability of the security interest created pursuant to any Local Law Aircraft Security Agreement and such other requisite documentation and related filings, in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders; provided, however, that a Local Law Aircraft Security Agreement, any such other Requisite Filings, such legal opinion shall only be required in the event they are reasonably necessary to enforce the Administrative Agent’s Lien with respect to such Aircraft in the Applicable Foreign Jurisdiction (as determined based on the advice of local counsel retained by the Administrative Agent in such Applicable Foreign Jurisdiction); provided further that, upon determination by the Administrative Agent that a Local Law Aircraft Security Agreement, any such other Requisite Filings and such legal opinion shall be required based on the advice of its local counsel in the Applicable Foreign Jurisdiction, the Administrative Agent shall, in order to give the Borrower the opportunity to substitute other Aircraft therefor prior to including the identified Aircraft within the Collateral Pool, identify in writing to the Borrower the estimated costs and expenses (including estimated legal fees) for (AA) the preparation, execution, filing and delivery of such Local Law Aircraft Security Agreement and such other Requisite Filings (as determined by the Administrative Agent based on the advice of its local counsel in such Applicable Foreign Jurisdiction) and (BB) the preparation, execution and delivery of such legal opinion for the Administrative Agent, for the benefit of the Lenders, to receive an enforceable security interest in such property having the priority required to be a Qualified Aircraft in such Applicable Foreign Jurisdiction. As used in this paragraph, “Requisite Filings” means such other requisite documentation (in addition to the Local Law Aircraft Security Agreement) and any and all filings reasonably necessary for the enforceability of such Lien in any Applicable Foreign Jurisdiction.

(bb) Section 8.10(f) of the Credit Agreement is hereby amended by (i) updating the reference to “authorize” in such section to “authorizes” and (ii) inserting the following parenthetical at the end of such section immediately before the period:

(it being understood and agreed that any specific Aircraft owned by CAM may not be referenced to satisfy both the Unencumbered Aircraft Test under this Agreement and the “Unencumbered Aircraft Test” under (and as defined in) the IrishCo Credit Agreement).

(cc) Section 9.2(c) of the Credit Agreement is hereby amended by deleting the parenthetical at the end of such section in its entirety and inserting the following in lieu thereof:

(as determined immediately before and after giving effect to such sale as of the end of the most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1(b) (it being understood and agreed that any specific Aircraft owned by CAM may not be referenced to satisfy both the Unencumbered Aircraft Test under this Agreement and the “Unencumbered Aircraft Test” under (and as defined in) the IrishCo Credit Agreement)

(dd) Section 9.3 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end of clause (ii) of the lead-in to such section:

(it being understood and agreed that any specific Aircraft owned by CAM may not be referenced to satisfy both the Unencumbered Aircraft Test under this Agreement and the “Unencumbered Aircraft Test” under (and as defined in) the IrishCo Credit Agreement),

(ee) Section 9.3(c) of the Credit Agreement is hereby amended by replacing the reference to “Section 10.14” in such section with a reference to “Section 10.15”.

(ff) Section 9.3(f) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

(f) Liens in Accounts (as such term is defined in the UCC) of CAM, IrishCo and Irish Holdco and Capital Stock of IrishCo and Irish Holdco securing the “Obligations” under (and as defined in) the IrishCo Credit Documents.

(gg) Section 9.4(g) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

(g) Indebtedness under and in respect of letters of credit issued on behalf of Holdings or any of its Subsidiaries (and not issued under this Agreement or the IrishCo Credit Agreement);

(hh) Section 9.5(c) of the Credit Agreement is hereby amended by inserting the phrase “and Section 9.4(k)” at the end of such section before the semicolon.

(ii) Section 9 of the Credit Agreement is hereby further amended by adding the following new Section 9.17:

Section 9.17 Modifications to State of Registration. No Credit Party will change the Registration of a Qualified Aircraft to a jurisdiction other than a Permitted Jurisdiction. In the case of any change in the Registration of any Qualified Aircraft from one Permitted Jurisdiction to another Permitted Jurisdiction, no prior written consent of the Administrative Agent shall be required, but the Credit Parties will ensure that the Administrative Agent shall have received such further documentation and evidence as the Administrative Agent may reasonably request relating to such proposed jurisdiction (including, without limitation, tax and insurance documentation and officers certificates), reasonably satisfactory in form and substance to the Administrative Agent, including evidence that (a) the Qualified Aircraft is registered in the name of a Credit Party with the Aviation Authority in the State of Registration, free of all Liens other than Permitted Liens, with the interests of the applicable Credit Party, as owner, noted to the extent permissible in accordance with applicable law, (b) any value added tax, customs duty, tariff or similar governmental charge relating to the change in jurisdiction or registration of such Aircraft, or the import thereof, shall have been paid or adequately provided for by the applicable Credit Party to the reasonable satisfaction of the Administrative Agent, (c) true copies of the applicable Credit Party’s air operator’s certificate issued by the relevant Aviation Authority with respect to aircraft of the same type as the Aircraft and the certificate of airworthiness in respect of the Aircraft issued by the relevant Aviation Authority, and (d) such actions as required elsewhere under this Agreement in connection therewith (including, without limitation, Section 8.10(b)) and as detailed in writing by the Administrative Agent shall have been accomplished. All reasonable costs and expenses (including reasonable legal fees and expenses) of the Administrative Agent incurred in connection with any such re-registration shall be paid by the Borrower. In addition to the above, prior to any such re-registration, the Administrative Agent shall have received assurances, reasonably satisfactory to it, to the effect that (I) the insurance provisions of this Agreement will have been complied with after giving effect to such change of registry; (II) the original indemnities in favor of the Administrative Agent, the Letter of Credit Issuer and each Lender, and each of their respective officers, directors, employees, representatives, agents, affiliates, trustees and investment advisors under this Agreement afford each such party substantially the same protection as provided prior to such change of registry; and (III) such change will not result in the imposition of, or increase in the amount of, any Tax assessed against the Administrative Agent, the Letter of Credit Issuer, any Lender, or any of their respective officers, directors, employees, representatives, agents, affiliates, trustees and investment advisors not arising as a result of any of such Person’s activities in such jurisdiction for which the Borrower is not required to indemnify (and any additional indemnities for which the Borrower is then willing to enter into a binding agreement to indemnify).

(jj) Section 12.12(vi) of the Credit Agreement is hereby by deleting the parenthetical at the end of such section in its entirety.

3. Condition Precedent to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions in a manner satisfactory to Administrative Agent (the date on which each of the following conditions are satisfied, the “Second Amendment Effective Date”):

(a) a counterpart of this Amendment duly executed by each party hereto;

(b) the fully executed original of the intercompany note given by IrishCo, as maker, in favor of the Borrower, together with an allonge duly executed in blank, a security agreement pledging such note to the Administrative Agent as security for the Obligations, and an opinion of counsel to the Borrower, in each case in form and substance satisfactory to the Administrative Agent; and

(c) the Administrative Agent shall have received payment in respect of all reasonable out-of-pocket expenses required to be paid, on or before the Second Amendment Effective Date, including all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of Alston & Bird LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder.

4. Benefits. This Amendment shall be binding upon an shall inure to the benefit of the parties hereto and their respective successors and assigns.

5. Representations and Warranties.

(a) The Borrower, Holdings and each other Credit Party hereby represents and warrants as follows: (i) each Credit Party has the corporate or limited liability company power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party, (ii) each Credit Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party and (iii) each Credit Party has duly executed and delivered this Amendment and each Credit Document to which it is a party and this Amendment and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) The Borrower, Holdings and each other Credit Party hereby makes, repeats and reaffirms that all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) are true and correct in all material respects with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.

7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, Holdings, the other Credit Parties, the Lenders and the Administrative Agent have caused this Second Amendment to Third Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

BORROWER:

CARGO AIRCRAFT MANAGEMENT, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

HOLDINGS:

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Chief Legal Officer, Secretary

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

OTHER GUARANTORS:

ABX AIR, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, General Counsel & Secretary

LGSTX DISTRIBUTION SERVICES, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIRBORNE GLOBAL SOLUTIONS, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIRBORNE MAINTENANCE AND ENGINEERING
SERVICES, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

AMES MATERIAL SERVICES INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

CARGO AVIATION, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

CARGO HOLDINGS INTERNATIONAL, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

LGSTX FUEL MANAGEMENT, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

LGSTX SERVICES, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIR TRANSPORT INTERNATIONAL, INC.

By:	/s/ James F. O’Grady

Name:	James F. O’Grady
Title:	President

AIRBORNE TRAINING SERVICES, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

LGSTX CARGO SERVICES, INC.

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

ADVANCED FLIGHT SERVICES, LLC

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

OMNI AIR INTERNATIONAL, LLC

By:	/s/ E. Russell Smethwick

Name:	E. Russell Smethwick
Title:	Vice President, Secretary

TRIFACTOR SOLUTIONS, LLC

By:	/s/ W. Joseph Payne

Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

TRUIST BANK, as Administrative Agent and as a Lender

By:	/s/ Chris Hursey
Name: Chris Hursey
Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Eric B. Bergeson
Name: Eric B. Bergeson
Title: Authorized Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Beckett
Name: David C. Beckett
Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Griffin Higginbotham
Name: Griffin Higginbotham
Title: Assistant Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gregg Bush
Name: Gregg Bush
Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

BOKF, NA, as a Lender

By:	/s/ Timberly Harding
Name:
Title:

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

CIBC BANK USA, as a Lender

By:	/s/ Laura M. Kalil
Name: Laura M. Kalil
Title: Managing Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

ATLANTIC UNION BANK, as a Lender

By:	/s/ William P. Massie
Name: William P. Massie
Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

SOUTHSTATE BANK, N.A., as a Lender

By:	/s/ Josh Goldblatt
Name: Josh Goldblatt
Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Robert Papas
Name: Robert Papas
Title: Managing Director

By:	/s/ Ahsan Avais
Name: Andrew D. Holtz
Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Elizabeth Dalton
Name: Elizabeth Dalton
Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By:	/s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]